As filed with the Securities and Exchange Commission on March 30, 2000
                                               Registration No. 333-___________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               -------------------

                              SPORTSLINE.COM, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                            65-0470894
    (State or other jurisdiction of               (IRS Employer
     incorporation or organization)           Identification Number)

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                                6340 N.W. 5th Way
                         Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                        1997 Employee Stock Purchase Plan
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                            (Full title of the Plan)
                              ---------------------

                                  Michael Levy
                      President and Chief Executive Officer
                                6340 N.W. 5th Way
                         Fort Lauderdale, Florida 33309
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                     (Name and address of agent for service)

                                 (954) 351-2120
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          (Telephone number, including area code, of agent for service)

                                    Copy to:
                            Kenneth C. Hoffman, Esq.
                             Greenberg Traurig, P.A.
                              1221 Brickell Avenue
                              Miami, Florida 33131
                                 (305) 579-0500
                             Telecopy (305) 579-0717
                               -------------------


                                                 CALCULATION OF REGISTRATION FEE
=============================================================== ======================= ======================== ===================
                                                                   Proposed maximum            Proposed
           Title of securities              Amount to be            offering price         maximum aggregate           Amount of
            to be registered                registered              per share (1)           offering price         registration fee
--------------------------------------------------------------- ----------------------- ------------------------ -------------------
Common Stock, $.01 par value               500,000 shares               $33.94                $16,970,000               $4,481
=============================================================== ======================= ======================== ===================

(1)  Estimated solely for the purpose of calculating the registration fee. The aggregate offering price has been computed pursuant to Rules 457(c) and
     457(h) promulgated under the Securities Act of 1933, as amended, on the basis of the average of the high and low sale prices of the Common Stock as reported on the Nasdaq National Market System on March 29, 2000, a date within five business days prior to the date of filing of this Registration
     Statement.
====================================================================================================================================

         The contents of the Registrant's Registration Statement on Form S-8, Registration No. 333-46021, dated February 10, 1998, as amended on June 26, 1998, relating to the 1997 Employee Stock Purchase Plan are incorporated herein by reference.

Item 8.  Exhibits

           4.1 1997 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 10.4 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

           5.1    Opinion of Greenberg Traurig, P.A.

           23.1   Consent of Arthur Andersen LLP.

           23.2 Consent of Greenberg Traurig, P.A. (contained in its opinion filed as Exhibit 5.1 hereto).

           24.1   Power of Attorney (included on signature page hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida on March 30, 2000.

                                             SPORTSLINE.COM, INC.

                                             By: /s/ Michael Levy
                                             --------------------
                                                 Michael Levy, President and
                                                 Chief Executive Officer

                                                     POWER OF ATTORNEY
             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael Levy and Kenneth W. Sanders his true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including any post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto, and other documents to be filed in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 Signature                                        Title                               Date
                 ---------                                        -----                               ----
                                              President, Chief Executive Officer and             March 30, 2000
/s/ Michael Levy                                  Director (principal executive officer)
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Michael Levy

                                              Chief Financial Officer  (principal                March 30, 2000
/s/ Kenneth W. Sanders                            financial and accounting officer)
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Kenneth W. Sanders

                                              Director
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Thomas Cullen
                                              Director                                           March 30, 2000
/s/ Gerry Hogan
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Gerry Hogan

                                              Director                                           March 30, 2000
/s/ Richard B. Horrow
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Richard B. Horrow
                                              Director                                           March 30, 2000
/s/ Joseph Lacob
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Joseph Lacob

                                              Director                                           March 30, 2000
/s/ Sean McManus
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Sean McManus
                                              Director                                           March 30, 2000
/s/ Andrew Nibley
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Andrew Nibley
                                              Director                                           March 30, 2000
/s/ Fredric G. Reynolds
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Fredric G. Reynolds
                                              Director                                           March 30, 2000
/s/ James C. Walsh
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James C. Walsh
                                              Director                                           March 30, 2000
/s/ Michael P. Schulof
------------------------
Michael P. Schulof

                                  EXHIBIT INDEX



    Exhibit
     Number                                                 Description
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      5.1         Opinion of Greenberg Traurig, P.A.

      23.1        Consent of Arthur Andersen LLP

      23.3        Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1)

      24.1 Power of Attorney is included on the signature page of this Registration Statement.